UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal & General Counsel

Two Greenwich Plaza

3rd Floor Greenwich

Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-290-2688

Date of fiscal year end: December 31, 2009

Date of reporting period: January 15, 2009 – June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

AQR | FUNDS

SEMI-ANNUAL REPORT
June 30, 2009

AQR Diversified Arbitrage Fund

Shareholder Letter

August 2009

Dear Shareholder:

On July 15, 2009, the Diversified Arbitrage Fund celebrated its six month anniversary. While six months are an admittedly short period from which to draw inferences, thus far the Fund is off to a promising start. From its inception date of January 15, 2009 through June 30, 2009, the Fund’s Class N Shares returned 4.60%. During this same period, the Merrill Lynch 3-Month Treasury-Bill Index returned 0.08%. The Fund’s equity market beta during this period was 0.0% and its annualized volatility was 2.7%.

The fact that 2009 would be a favorable environment for arbitrage strategies comes as no surprise. The post-Lehman Brothers meltdown of global markets created an environment where investors demanded to be well-compensated for bearing any kind of risk. Consequently, the risk arbitrage strategies utilized by the Fund all had very attractive spreads going into 2009. Over the course of the first six months, risk spreads have gradually begun to tighten, but are still at levels that are quite wide by historic standards. When spreads tighten, arbitrage positions generate a positive return. But, if spreads were to tighten too much, then future return opportunities would be quite limited. Thus the last few months have been the proverbial “goldilocks” scenario where spreads tighten a bit, but not too much.

The Fund grew to $42 MM by the end of June, which exceeded our expectations. There is currently strong investor demand for well-run alternative investment products, and the recent Bernie Madoff debacle provided renewed interest in mutual funds as the vehicle of choice, due to their daily liquidity and external oversight mechanisms.

By design, the Diversified Arbitrage Fund invests in multiple arbitrage strategies, with flexibility to emphasize those that offer the most attractive risk-return opportunities. True to its charter, the Fund has shifted emphasis substantially over the last six months.

Arbitrage Strategies as % of Investment in Securities	1/31/09 % of Investment in Securities	6/30/09 % of Investment in Securities
Convertible Arbitrage	28%	49%
Merger Arbitrage	10%	19%
Dual-Class Arbitrage	14%	10%
SPACs	37%	10%
Closed-End Fund Arbitrage	11%	5%
Other Arbitrage Strategies	0%	7%

Total Investment in Securities	100%	100%

As shown in the table above, SPACs (Special Purpose Acquisition Companies) were initially the largest position in the Fund. SPACs have been an attractive short-term trade that contributed 0.9% to the Fund’s return. At the time of the Fund’s inception, the median expected annualized return for SPACs was above 8%. By June 30, 2009, it had declined to roughly 6%. Considering the extremely low risk inherent in SPAC investments, they continue to have a place in the portfolio, but will gradually roll off and be replaced with more attractive investments.

Our major area of emphasis has been convertible arbitrage, which has grown from 28% of investments in securities at the end of January to 49% of the Fund’s investments in securities by the end of June. Convertible arbitrage has contributed 2.8% to the Fund’s return, making it the strongest contributor in the first half of 2009. Convertible securities were among the hardest hit in the Fall of 2008, so much of the story this year has been their rebound from unprecedented cheapness. While spreads have contracted from their peak, they still remain wide by historic standards — approximately twice what they were in 2005, which was considered an attractive environment. Two factors are contributing to keeping spreads wide. First, there has been a reduction in leverage provided to the arbitrage community, thereby limiting the amount of capital available to pursue these strategies. Second, the new-issue market has become more active. Approximately $13B of new convertibles were issued in Q2 2009, compared to approximately $3B in Q1 2009.1 While current new issuance levels are still low compared to prior years, the trend is in the right direction, and anticipation of future new issues is helping to keep convertibles cheap.

Merger arbitrage increased from a 10% weight on January 31st to the second-largest strategy at 19% as of June 30th. This strategy contributed 0.8% to the overall return of the Fund, an admirable contribution given the low weight allocated to the strategy. Merger activity has begun to increase, and we believe that it will continue to increase over the next 6-18 months as companies begin to make strategic acquisitions.

Two additional significant strategies in the portfolio are closed-end fund arbitrage and dual-class arbitrage, which as of June 30th represent 5% and 10% of the Fund’s investments in securities, respectively. These strategies are more trading-oriented as we attempt to buy when spreads widen, and sell when they narrow, within our established trigger points. The environment for dual-class arbitrage has been good as increased market volatility has caused differences in prices between share classes to repeatedly widen and contract. Closed-end-fund arbitrage has experienced a period of relatively poor performance as the funds that we believed to be cheap relative to their fundamental value continued to get cheaper. These strategies have contributed 0.4% and -0.2% respectively to the overall Fund.

Our outlook for the next six months continues to be favorable for arbitrage strategies overall. In the convertible market, the frequency of new issues has slowed. However, this is likely a seasonal effect and we fully expect a robust calendar beginning in September. Convertible bonds are far cheaper than at any time in recent history (except for Q4 2008)2 and we believe will continue to provide an attractive investment opportunity. We also expect merger arbitrage and event arbitrage strategies to provide attractive investment opportunities as companies work to right-size both the left-hand-sides and the right-hand-sides of their balance sheets. In summary, given the current environment, we believe the risk-return characteristics of the Fund in the foreseeable future to be similar to those of the past six months.

[1]	Hube, Tatyana and Alan Yu “US Convertible Monthly: June and 2Q 2009”, Merrill Lynch Research
[2]	AQR/CNH proprietary database

Definitions:

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Principal Risks:

This Fund has the risk that the anticipated arbitrage opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. This Fund is not suitable for all Investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. The use of derivatives exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

AQR Funds are distributed by ALPS Distributors, Inc. This Material must be accompanied or preceded by the prospectus.

AQR DIVERSIFIED ARBITRAGE FUND

Fund Expense Example

June 30, 2009 (Unaudited)

As a shareholder of the AQR Diversified Arbitrage Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period 1/15/09* to 6/30/09” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/15/09*	Ending Account Value 6/30/09	Annualized Expense Ratios for the Period 1/15/09* to 6/30/09	Expenses Paid During the Period 1/15/09* to 6/30/09
Class I
Actual	$1,000.00	$1,048.00	1.77%	$8.24	†
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	1.77%	$8.85	††

Class N
Actual	$1,000.00	$1,046.00	2.07%	$9.63	†
Hypothetical (5% return before expenses)	$1,000.00	$1,014.53	2.07%	$10.34	††

*	Commencement of operations
†	Expenses are calculated using each Class annualized expense ratio, multiplied by the average account value for the period, multiplied by 166/365 (to reflect the period since commencement of operations).
††	Expenses are calculated using each Class annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

AQR DIVERSIFIED ARBITRAGE FUND

Portfolio Summary

June 30, 2009 (Unaudited)

PORTFOLIO STATISTICS

Net Assets ($ mil): $42

SCHEDULE OF INVESTMENTS SUMMARY TABLE

Investments	% of Net Assets
Common Stocks	40.4%
Convertible Preferred Stocks	0.3
Corporate Bond	0.1
Convertible Bonds	47.5
Closed-end Funds	5.1
Securities Sold Short	(46.2)

Total Investments, net of Securities Sold Short	47.2
Other Assets in Excess of Liabilities	52.8

Net Assets	100.0%

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS — 40.4%
Capital Goods — 1.5%
Axsys Technologies, Inc. (a)(b)	8,200	$439,848
Hubbell, Inc. Class A (a)	2,194	65,491
MasTec, Inc. (a)(b)	10,000	117,200

		622,539

Consumer Durables & Apparel — 2.3%
Callaway Golf Co. (a)	50,000	253,500
Centex Corp. (a)	65,200	551,592
Lennar Corp. Class B (a)	19,580	148,808
Liz Claiborne, Inc. (a)	7,000	20,160

		974,060

Consumer Services — 1.7%
Carnival Corp. (a)	27,300	703,521

Diversified Financials — 9.2%
Camden Learning Corp. (a)(b)	28,400	220,100
Capitol Acquisition Corp. (a)(b)	27,100	263,954
Global Consumer Acquisition Co. (a)(b)	28,200	272,412
Highlands Acquisition Corp. (a)(b)	27,000	262,710
Liberty Acquisition Holdings Corp. (a)(b)	45,182	409,349
Overture Acquisition Corp. (a)(b)	25,000	242,000
Santa Monica Media Corp. (a)(b)	15,377	122,709
Sapphire Industrials Corp. (a)(b)	25,025	244,494
Secure America Acquisition Corp. (a)(b)	33,600	260,400
SP Acquisition Holdings, Inc. (a)(b)	27,000	261,360
Sports Properties Acquisition Corp. (a)(b)	35,850	347,745
Stone Tan China Acquisition Corp. (b)	33,600	262,080
Trian Acquisition I Corp. (a)(b)	15,200	145,464
Triplecrown Acquisition Corp. (a)(b)	27,300	262,080
United Refining Energy Corp. (a)(b)	27,000	264,060

		3,840,917

Energy — 4.8%
Foundation Coal Holdings, Inc. (a)	18,600	522,846
McMoRan Exploration Co. (a)(b)	16,500	98,340
NATCO Group, Inc. (b)	6,640	218,589
Petro-Canada (a)	14,400	553,248
Royal Dutch Shell PLC ADR Class A (a)	7,600	381,444
Teekay Tankers Ltd. Class A (a)	2,000	18,580
Western Refining, Inc. (a)(b)	32,850	231,921

		2,024,968

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
Food Beverages & Tobacco — 1.5%
Companhia de Bebidas das Americas ADR (a)	11,500	$610,075
Sadia SA ADR (a)	1,800	13,212

		623,287

Household & Personal Products — 1.2%
Central Garden & Pet Co. Class A (a)(b)	51,804	510,269

Insurance — 1.4%
IPC Holdings Ltd. (a)	14,198	388,173
Loews Corp. (a)	7,700	210,980

		599,153

Materials — 0.8%
CF Industries Holding, Inc.	2,680	198,695
NOVA Chemicals Corp. (a)	10,282	60,972
Terra Industries, Inc. (a)	2,700	65,394

		325,061

Media — 4.0%
CBS Corp. Class B (a)	12,650	87,538
Discovery Communications, Inc. Class C (a)(b)	35,700	732,921
Liberty Global, Inc. Class A (a)(b)	4,200	66,738
News Corp., Inc. Class A (a)	37,600	342,536
Viacom, Inc. Class B (a)(b)	19,580	444,466

		1,674,199

Pharmaceuticals & Biotechnology — 4.1%
Biovail Corp. (a)	27,900	375,255
Cougar Biotechnology, Inc. (a)(b)	9,600	412,416
Life Sciences Research, Inc. (a)(b)	679	4,868
Schering-Plough Corp. (a)	18,400	462,208
Wyeth (a)	10,700	485,673

		1,740,420

Real Estate — 0.5%
Hospitality Properties Trust REIT (a)	17,391	206,779

Software & Services — 2.6%
Metavante Technologies, Inc. (a)(b)	17,500	452,550
Retalix Ltd. (a)(b)	385	3,492
Vignette Corp. (a)(b)	42,000	552,300
Wind River Systems, Inc. (a)(b)	6,800	77,928

		1,086,270

Technology Hardware & Equipment — 2.8%
Data Domain, Inc. (a)(b)	18,600	620,310
Sun Microsystems, Inc. (a)(b)	58,800	542,136

		1,162,446

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

				Shares	Value (Note 2)
Telecommunication Services — 1.2%
Centennial Communications Corp. (a)(b)				36,577	$305,784
D&E Communications, Inc. (a)				6,500	66,495
Embarq Corp. (a)				3,200	134,592

					506,871

Transportation — 0.2%
Jetblue Airways Corp. (a)(b)				22,000	93,940

Utilities — 0.6%
Florida Public Utilities Co. (a)				700	9,821
NRG Energy, Inc. (b)				10,000	259,600

					269,421

TOTAL COMMON STOCKS (cost $16,414,522)					16,964,121

	Moody’s Rating*	Interest Rate
CONVERTIBLE PREFERRED STOCKS — 0.3%
Financials — 0.3%
Regions Financial Corp.	BB+**	10.000%		130	131,716

Energy — 0.0%[1]
Whiting Petroleum Corp. (b)	B-**	6.250%		100	9,864

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $141,625)					141,580

			Maturity Date	Principal Amount (000’s)
CORPORATE BOND — 0.1%
Consumer Durables & Apparel — 0.1%
Beazer Homes USA, Inc. (cost $25,270)	Caa2	8.375%	04/15/12	$50	29,500

CONVERTIBLE BONDS — 47.5%
Capital Goods — 8.6%
Actuant Corp.	B+**	2.000%	11/15/23	250	234,375
Barnes Group, Inc.	NR	3.750%	08/01/25	150	137,063
Gencorp, Inc.	Caa2	4.000%	01/16/24	150	126,188
General Cable Corp.	B1	0.875%	11/15/13	825	748,687
Icahn Enterprises, LP (c)	NR	4.000%	08/15/13	250	176,250
Ingersoll-Rand Co. Ltd.	Baa1	4.500%	04/15/12	300	401,625
Orbital Sciences Corp.	BB-**	2.438%	01/15/27	250	228,438
Quanta Services, Inc.	NR	3.750%	04/30/26	150	176,250
Terex Corp.	Caa1	4.000%	06/01/15	500	489,375
Textron, Inc.	BBB-**	4.500%	05/01/13	875	877,187

					3,595,438

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Moody’s Rating*	Interest Rate	Maturity Date	Principal Amount (000’s)	Value (Note 2)
Commercial & Professional Services — 0.3%
Covanta Holding Corp.	Ba3	1.000%	02/01/27	$150	$130,125

Consumer Durables & Apparel — 4.5%
D.R. Horton, Inc.	Ba3	2.000%	05/15/14	750	716,250
Newell Rubbermaid, Inc.	BBB-**	5.500%	03/15/14	825	1,163,250
Palm Harbor Homes, Inc.	NR	3.250%	05/15/24	70	24,150

					1,903,650

Consumer Services — 1.7%
Stewart Enterprises, Inc.	Ba3	3.125%	07/15/14	25	19,812
Stewart Enterprises, Inc.	Ba3	3.375%	07/15/16	125	94,531
Wyndham Worldwide Corp.	Ba2	3.500%	05/01/12	535	591,844

					706,187

Diversified Financial — 1.1%
Dollar Financial Corp.	NR	2.875%	06/30/27	150	102,188
Leucadia National Corp.	B3	3.750%	04/15/14	250	274,375
World Acceptance Corp.	NR	3.000%	10/01/11	150	102,750

					479,313

Energy — 4.1%
Alpha Natural Resources, Inc.	B+**	2.375%	04/15/15	800	638,000
Exterran Holdings, Inc	BB**	4.250%	06/15/14	800	743,000
Hanover Compressor Co.	B1	4.750%	01/15/14	150	114,750
Transocean, Inc. (a)	Baa2	1.500%	12/15/37	250	229,062

					1,724,812

Food Beverage & Tobacco — 0.6%
Vector Group Ltd. (c)	NR	5.000%	11/15/11	250	269,375

Food & Staples Retailing — 1.7%
Nash Finch Co. (d)	Caa1	1.631%	03/15/35	1,400	533,750
Spartan Stores, Inc.	NR	3.375%	05/15/27	250	165,312

					699,062

Healthcare Equipment & Supplies — 2.0%
China Medical Technologies, Inc.	NR	4.000%	08/15/13	250	158,438
HLTH Corp.	NR	1.750%	06/15/23	100	99,375
Medtronic, Inc.	A1	1.625%	04/15/13	300	276,375
Thoratec Corp. (d)	NR	1.380%	05/16/34	150	123,563
Wright Medical Group, Inc.	NR	2.625%	12/01/14	225	169,875

					827,626

Insurance — 0.6%
Old Republic International Corp.	BBB+**	8.000%	05/15/12	250	254,688

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Moody’s Rating*	Interest Rate	Maturity Date	Principal Amount (000’s)	Value (Note 2)
Material — 7.1%
Alcoa, Inc.	Baa3	5.250%	03/15/14	$400	$700,500
Allegheny Technologies, Inc.	BBB-**	4.250%	06/01/14	800	880,000
Kinross Gold Corp.	NR	1.750%	03/15/28	250	230,625
Steel Dynamics, Inc.	BB+**	5.125%	06/15/14	400	440,000
US Steel Corp.	Ba3	4.000%	05/15/14	550	719,812

					2,970,937

Pharmaceuticals & Biotechnology — 1.2%
Amgen, Inc. (a)	A3	0.125%	02/01/11	100	95,000
Cubist Pharmaceuticals, Inc.	NR	2.250%	06/15/13	150	126,938
Gilead Sciences, Inc.	NR	0.500%	05/01/11	150	189,375
King Pharmaceuticals, Inc.	BB**	1.250%	04/01/26	100	78,375

					489,688

Semiconductors & Semiconductor Equipment — 4.0%
Micron Technology, Inc.	B-**	1.875%	06/01/14	1,075	634,250
ON Semiconductor Corp.	B+**	1.875%	12/15/25	250	278,750
Teradyne, Inc.	NR	4.500%	03/15/14	550	791,312

					1,704,312

Software & Services — 5.3%
Akamai Technologies, Inc.	NR	1.000%	12/15/33	150	199,500
DST Systems, Inc. Class B (c)	NR	3.625%	08/15/23	250	224,687
Equinix, Inc.	B-**	4.750%	06/15/16	500	533,125
GSI Commerce, Inc.	NR	2.500%	06/01/27	25	18,375
Mentor Graphics Corp.	NR	6.250%	03/01/26	150	117,750
Symantec Corp.	NR	0.750%	06/15/11	250	251,875
Take-Two Interactive Software, Inc.	NR	4.375%	06/01/14	500	541,875
Verisign, Inc.	NR	3.250%	08/15/37	500	330,625

					2,217,812

Technology Hardware & Equipment — 2.3%
ARRIS Group, Inc.	NR	2.000%	11/15/26	150	140,955
Commscope, Inc.	B**	3.250%	07/01/15	500	567,500
EMC Corp. (a)	A-**	1.750%	12/01/11	250	258,750

					967,205

Telecommunication Services — 1.0%
Qwest Communications International, Inc.	B1	3.500%	11/15/25	200	197,000
Time Warner Telecom, Inc.	B3	2.375%	04/01/26	250	209,063

					406,063

Transportation — 1.4%
Hertz Global Holdings, Inc.	CCC+**	5.250%	06/01/14	500	575,000

TOTAL CONVERTIBLE BONDS (cost $18,854,095)					$19,921,293

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS — 5.1%
Adams Express Co. (a)	1,600	$13,440
Advent Claymore Enhanced Growth & Income Fund (a)	2,500	22,675
Alpine Global Premier Properties Fund (a)	5,600	26,208
Blackrock Dividend Achievers Trust (a)	3,057	22,438
Blackrock MuniHoldings California Insured Fund, Inc. (a)	3,742	41,424
Blackrock MuniHoldings Fund II, Inc. (a)	514	6,014
Blackrock MuniHoldings New Jersey Insured Fund, Inc. (a)	700	8,785
Blackrock MuniHoldings New York Insured Fund, Inc. (a)	1,208	13,771
Blackrock MuniYield California Fund, Inc. (a)	3,564	40,737
Blackrock MuniYield California Insured Fund, Inc. (a)	3,643	40,838
Blackrock MuniYield Investment Fund (a)	351	3,808
Blackrock MuniYield Michigan Insured Fund, Inc. (a)	700	8,008
Blackrock MuniYield Michigan Insured Fund II, Inc. (a)	1,269	13,642
Blackrock MuniYield New York Insured Fund, Inc. (a)	3,909	41,904
Blackrock MuniYield Pennsylvania Insured Fund (a)	823	10,115
Blackrock Strategic Dividend Achievers Trust (a)	1,100	8,162
Boulder Total Return Fund, Inc. (a)	5,744	53,820
Central Securities Corp. (a)	2,755	42,096
Clough Global Allocation Fund (a)	3,257	41,201
Clough Global Equity Fund (a)	3,573	42,161
Clough Global Opportunities Fund (a)	3,855	41,557
Cohen & Steers Advantage Income Realty Fund, Inc. (a)	7,200	26,424
Cohen & Steers Dividend Majors Fund, Inc. (a)	2,496	21,466
Cohen & Steers Global Income Builder, Inc. (a)	4,920	43,247
Cohen & Steers Premium Income Realty Fund, Inc. (a)	8,100	28,755
Cohen & Steers REIT & Utility Income Fund, Inc. (a)	5,401	38,509
Cohen & Steers Select Utility Fund, Inc. (a)	800	9,712
Delaware Enhanced Global Dividend and Income Fund (a)	2,651	23,673
Dreman/Claymore Dividend & Income Fund (a)	1,392	14,310
Dreyfus Strategic Municipal Bond Fund, Inc. (a)	1,040	6,968
DTF Tax-Free Income, Inc. (a)	69	901
DWS Dreman Value Income Edge Fund (a)	7,100	31,240
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (a)	4,900	28,420
Eaton Vance Tax-Advantaged Global Dividend Income Fund (a)	2,950	31,624
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (a)	2,455	36,555
Evergreen International Balanced Income Fund (a)	700	8,778
First Opportunity Fund, Inc. (a)	5,287	26,329
First Trust Enhanced Equity Income Fund (a)	4,692	41,383
Gabelli Dividend & Income Trust (a)	4,108	41,409
Gabelli Global Deal Fund (a)	2,341	31,674
Gabelli Global Multimedia Trust, Inc. (a)	1,000	4,510
General American Investors Co., Inc. (a)	2,268	42,525
Global High Income Fund, Inc. (a)	900	9,945
H&Q Healthcare Investors (a)(b)	3,918	42,118

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS — 5.1% (continued)
H&Q Life Sciences Investors (b)	4,853	$42,076
ING Clarion Real Estate Income Fund (a)	7,200	28,152
John Hancock Bank and Thrift Opportunity Fund (a)	3,781	45,448
John Hancock Tax-Advantaged Dividend Income Fund (a)	3,517	35,311
Kayne Anderson Energy Development Co. (a)	3,342	44,315
Lazard Global Total Return and Income Fund, Inc. (a)	1,179	14,384
Liberty All-Star Equity Fund (a)	9,100	31,395
LMP Capital and Income Fund, Inc. (a)	4,844	41,658
Macquarie Global Infrastructure Total Return Fund, Inc. (a)	3,340	42,351
Madison/Claymore Covered Call & Equity Strategy Fund (a)	5,997	41,859
Morgan Stanley California Insured Municipal Income Trust (a)	1,726	19,556
Morgan Stanley Emerging Markets Debt Fund, Inc. (a)	4,945	40,994
New Germany Fund, Inc. (a)	4,969	42,634
NFJ Dividend, Interest & Premium Strategy Fund (a)	3,576	42,340
Nuveen California Dividend Advantage Municipal Fund 2 (a)	797	9,038
Nuveen California Dividend Advantage Municipal Fund (a)	1,308	14,126
Nuveen California Investment Quality Municipal Fund (a)	891	9,997
Nuveen California Performance Plus Municipal Fund Inc. (a)	490	5,503
Nuveen California Quality Income Municipal Fund (a)	302	3,564
Nuveen Core Equity Alpha Fund (a)	1,402	13,627
Nuveen Equity Premium Advantage Fund (a)	2,593	28,679
Nuveen Equity Premium Income Fund (a)	300	3,219
Nuveen Equity Premium Opportunity Fund (a)	2,587	28,509
Nuveen Global Value Opportunities Fund (a)	700	9,870
Nuveen Insured California Dividend Advantage Municipal Fund (a)	2,261	26,680
Nuveen Insured Florida Premium Income Municipal Fund (a)	500	6,210
Nuveen Insured Tax-Free Advantage Municipal Fund (a)	298	3,800
Nuveen Michigan Quality Income Municipal Fund (a)	905	10,435
Nuveen New York Dividend Advantage Municipal Fund (a)	130	1,555
Nuveen New York Performance Plus Municipal Fund (a)	438	5,545
Nuveen New York Select Quality Municipal Fund (a)	500	6,115
Nuveen Pennsylvania Investment Quality Municipal Fund (a)	867	10,127
Nuveen Tax-Advantaged Dividend Growth Fund (a)	4,610	42,228
Nuveen Tax-Advantaged Total Return Strategy Fund (a)	3,228	26,437
Old Mutual/Claymore Long-Short Fund (a)	5,446	41,716
Seligman LaSalle International Real Estate Fund, Inc. (a)	3,300	18,381
Source Capital, Inc. (a)	200	6,904
Strategic Global Income Fund, Inc. (a)	400	3,648
SunAmerica Focused Alpha Growth Fund, Inc. (a)	4,243	41,581
SunAmerica Focused Alpha Large-Cap Fund, Inc. (a)	1,969	19,493
Swiss Helvetia Fund, Inc. (a)	1,821	17,609
Templeton Emerging Markets Income Fund (a)	800	9,192
Tri-Continental Corp. (a)	4,515	41,493
Western Asset Emerging Markets Debt Fund, Inc. (a)	924	13,518
Western Asset Emerging Markets Income Fund, Inc. (a)	800	8,144

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
CLOSED-END FUNDS — 5.1% (continued)
Western Asset Worldwide Income Fund, Inc. (a)	1,444	$15,306
Zweig Fund, Inc. (a)	2,100	5,943

TOTAL CLOSED-END FUNDS (cost $1,991,932)		2,153,944

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $37,427,444)		39,210,438

SECURITIES SOLD SHORT — (46.2)%
COMMON STOCKS — (46.2)%

Banks — (0.3)%
Regions Financial Corp.	(26,886)	(108,619)

Capital Goods — (4.7)%
Actuant Corp. Class A	(5,450)	(66,490)
Barnes Group, Inc.	(2,588)	(30,771)
General Cable Corp. (b)	(12,777)	(480,160)
Hubbell, Inc. Class B	(2,194)	(70,340)
Icahn Enterprises, LP	(1,048)	(41,102)
Ingersoll-Rand PLC Class A (b)	(12,709)	(265,618)
Orbital Sciences Corp. (b)	(6,128)	(92,962)
Quanta Services, Inc. (b)	(4,652)	(107,601)
Terex Corp. (b)	(27,385)	(330,537)
Textron, Inc.	(49,000)	(473,340)

		(1,958,921)

Commercial Services & Supplies — (0.1)%
Covanta Holding Corp. (b)	(2,340)	(39,686)

Consumer Durables & Apparel — (4.7)%
D.R. Horton, Inc.	(40,486)	(378,949)
Lennar Corp. Class A	(19,580)	(189,730)
Newell Rubbermaid, Inc.	(78,904)	(821,391)
Pulte Homes, Inc.	(64,800)	(572,184)

		(1,962,254)

Consumer Services — (2.8)%
Carnival PLC ADR	(27,300)	(731,367)
Stewart Enterprises, Inc. Class A	(9,581)	(46,180)
Wyndham Worldwide Corp.	(32,986)	(399,790)

		(1,177,337)

Diversified Financials — (0.6)%
Dollar Financial Corp. (b)	(2,706)	(37,316)
Leucadia National Corp. (b)	(9,144)	(192,847)
World Acceptance Corp. (b)	(1,070)	(21,304)

		(251,467)

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
Energy — (5.7)%
Alpha Natural Resources, Inc. (b)	(31,244)	$(820,780)
Boardwalk Pipeline Partners, LP	(2,300)	(51,934)
Cameron International Corp. (b)	(8,191)	(231,805)
Diamond Offshore Drilling, Inc.	(1,240)	(102,982)
Exterran Holdings, Inc. (b)	(15,141)	(242,862)
Royal Dutch Shell PLC ADR Class B	(7,600)	(386,536)
Suncor Energy, Inc.	(18,028)	(546,970)
Transocean Ltd. (b)	(415)	(30,830)

		(2,414,699)

Food Beverages & Tobacco — (2.0)%
Companhia de Bebidas das Americas ADR	(11,500)	(745,545)
BRF-Brasil Foods SA ADR (b)	(359)	(13,707)
Vector Group Ltd.	(4,777)	(68,263)

		(827,515)

Food & Staples Retailing — (0.5)%
Nash Finch Co.	(6,199)	(167,745)
Spartan Stores, Inc.	(2,418)	(30,007)

		(197,752)

Health Care Equipment & Supplies — (0.7)%
China Medical Technologies Inc. ADR	(2,211)	(44,021)
Medtronic, Inc.	(2,166)	(75,572)
Thoratec Corp. (b)	(3,580)	(95,872)
WebMD Health Corp. (b)	(2,599)	(34,047)
Wright Medical Group, Inc. (b)	(3,652)	(59,382)

		(308,894)

Household & Personal Products — (1.4)%
Central Garden and Pet Co. (b)	(51,804)	(569,326)

Insurance — (1.3)%
CNA Financial Corp.	(4,275)	(66,134)
Max Capital Group Ltd.	(870)	(16,060)
Old Republic International Corp.	(11,610)	(114,359)
Validus Holdings Ltd.	(15,217)	(334,470)

		(531,023)

Materials — (4.6)%
Agrium, Inc.	(5,360)	(213,810)
Alcoa, Inc.	(54,422)	(562,179)
Allegheny Technologies, Inc.	(14,739)	(514,833)
Kinross Gold Corp.	(5,838)	(105,960)
United States Steel Corp.	(14,839)	(530,346)

		(1,927,128)

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
Media — (4.3)%
CBS Corp. Class A	(12,650)	$(87,918)
Discovery Communications, Inc. Class C (b)	(35,700)	(805,035)
Liberty Global, Inc. Class C (b)	(4,200)	(66,402)
News Corp., Inc. Class B	(37,600)	(397,432)
Viacom, Inc. Class A (b)	(19,580)	(469,528)

		(1,826,315)

Pharmaceuticals & Biotechnology — (1.6)%
Amgen, Inc. (b)	(294)	(15,565)
Cubist Pharmaceuticals, Inc. (b)	(2,754)	(50,481)
Gilead Sciences, Inc. (b)	(3,019)	(141,410)
King Pharmaceuticals, Inc. (b)	(2,256)	(21,725)
Merck & Co., Inc.	(9,968)	(278,705)
Pfizer, Inc.	(10,800)	(162,000)

		(669,886)

Real Estate — (0.1)%
Host Hotels & Resorts, Inc. REIT	(3,850)	(32,301)

Semiconductors & Semiconductor Equipment — (2.5)%
Micron Technology, Inc. (b)	(50,233)	(254,179)
ON Semiconductor Corp. (b)	(28,393)	(194,776)
Teradyne, Inc. (b)	(89,909)	(616,776)

		(1,065,731)

Software & Services — (4.3)%
Akamai Technologies, Inc. (b)	(7,573)	(145,250)
DST Systems, Inc. (b)	(1,579)	(58,344)
Equinix, Inc. (b)	(2,500)	(181,850)
Fidelity National Information Services, Inc.	(22,990)	(458,880)
GSI Commerce, Inc. (b)	(575)	(8,194)
Mentor Graphics Corp. (b)	(2,504)	(13,697)
Open Text Corp. (b)	(5,737)	(208,942)
Symantec Corp. (b)	(7,191)	(111,892)
Take-Two Interactive Software, Inc. (b)	(37,705)	(357,066)
Verisign, Inc. (b)	(13,457)	(248,685)

		(1,792,800)

Technology Hardware & Equipment — (1.7)%
ARRIS Group, Inc. (b)	(6,899)	(83,892)
CommScope, Inc. (b)	(16,182)	(424,939)
EMC Corp. (b)	(8,785)	(115,084)
NetApp, Inc. (b)	(5,239)	(103,313)

		(727,228)

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

	Shares	Value (Note 2)
Telecommunication Services — (0.7)%
CenturyTel, Inc.	(3,700)	$(113,590)
Qwest Communications International, Inc.	(17,217)	(71,450)
Time Warner Telecom, Inc. (b)	(8,114)	(83,331)
Windstream Corp.	(4,225)	(35,321)

		(303,692)

Transportation — (1.0)%
Hertz Global Holdings, Inc. (b)	(55,204)	(441,080)

Utilities — (0.6)%
Exelon Corp.	(5,200)	(266,292)

TOTAL SECURITIES SOLD SHORT (proceeds $18,577,633)		(19,399,946)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 47.2% (cost $18,849,811)		19,810,492

OTHER ASSETS IN EXCESS OF LIABILITIES — 52.8%		22,154,514

NET ASSETS — 100.0%		$41,965,006

*	The rating reflected is as of June 30, 2009. Rating of certain bonds may have changed subsequent to that date.
**	S&P rating provided.
1	Represents less than 0.1 percent of net assets.
(a)	All or a portion of this security has been segregated as collateral for securities sold short.
(b)	Non income-producing security.
(c)	Indicates a variable rate security. The interest rate shown represents the interest rate at June 30, 2009.
(d)	Represents a step bond. The rate shown reflects the interest rate at June 30, 2009.

The following abbreviations are used in portfolio descriptions:

NR – Not Rated by Moody’s.

ADR – American Depositary Receipt.

REIT – Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Schedule of Investments

June 30, 2009 (Unaudited)

Open futures contracts outstanding at June 30, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at June 30, 2009	Net Unrealized Appreciation/ (Depreciation)
Long Positions:
2	NYM Globex Crude MINY	August 2009	$72,580	$69,890	$(2,690)

Short Positions:
120	CME E-Mini S&P 500 Index	September 2009	(5,512,840)	(5,493,000)	19,840
2	CBT US 10YR Note	September 2009	(226,998)	(232,531)	(5,533)
14	CBT US 2YR Note	September 2009	(3,026,489)	(3,027,063)	(574)
37	CBT US 5YR Note	September 2009	(4,244,154)	(4,244,594)	(440)

					13,293

					$10,603

Cash held as collateral with broker for futures contracts was $752,692 at June 30, 2009.

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

ASSETS:
Investment in securities, at value (cost $37,427,444)	$39,210,438
Cash	1,659,397
Deposits with broker for securities sold short	16,884,260
Segregated cash for securities sold short	1,594,345
Receivables:
Securities sold	2,017,679
Capital Shares sold	559,600
Dividends and Interest	132,321
Expense reimbursement due from Adviser	27,674
Margin deposits on futures contracts	791,886

Total Assets	62,877,600

LIABILITIES:
Securities sold short, at value (proceeds $18,577,633)	19,399,946
Payables:
Securities purchased	1,420,968
Capital Shares reacquired	12,606
Accrued dividends	6,866
Accrued Trustees fees	8,612
Other accrued expenses	63,596

Total Liabilities	20,912,594

NET ASSETS	$41,965,006

NET ASSETS CONSIST OF:
Paid-in capital	$41,093,907
Undistributed net investment income	35,822
Net realized loss on investment in securities, securities sold short, and futures contracts	(137,776)
Net unrealized appreciation on investment in securities, securities sold short, foreign currency transactions, and futures contracts	973,053

NET ASSETS	$41,965,006

NET ASSET VALUE PER SHARE
($0.001 par value common stock, unlimited authorized shares)

Class	Net Assets	Shares Outstanding	Net Asset Value
Class I	$29,865,450	2,850,864	$10.48
Class N	12,099,556	1,156,612	10.46

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Statement of Operations

For the period January 15, 2009* to June 30, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income	$119,127
Dividend income (net of foreign tax withheld: $197)	70,168

Total Income	189,295

EXPENSES:
Legal fees	94,857
Trustee fees	64,029
Investment advisory fees	57,802
Custody, administration & accounting fees	53,213
Insurance fees	50,640
Dividends on securities sold short	47,167
Transfer agent fees	23,280
Registration fees	22,471
Audit and tax fees	21,343
Shareholder servicing fees:
Class I	17,555
Class N	8,420
Shareholder reporting fees	10,766
Distribution fees — Class N	6,015
Other fees	14,288

Total Expenses	491,846

Less waivers and reimbursements:
Investment advisory fees waived	(57,802)
Shareholder servicing fees waived	(25,975)
Expense reimbursements	(254,596)

Net Expenses	153,473

Net Investment Income	35,822

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT IN SECURITIES, SECURITIES SOLD SHORT, FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS:
Net realized loss from:
Investment in securities	295,462
Securities sold short	(330,557)
Futures contracts	(102,681)

Net realized loss on investment in securities, securities sold short and futures contracts	(137,776)

Net change in unrealized appreciation on:
Investment in securities	1,782,994
Securities sold short	(822,313)
Futures contracts	10,603
Foreign currency transactions	1,769

Net change in unrealized appreciation on investment in securities, securities sold short, futures contracts, and foreign currency transactions	973,053

Net realized loss on investment in securities, securities sold short and futures contracts and change in unrealized appreciation on investment in securities, securities sold short, futures contracts and foreign currency transactions	835,277

Net increase in net assets resulting from operations	$871,099

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Statement of Changes in Net Assets

For the period January 15, 2009* to June 30, 2009 (Unaudited)

INCREASES (DECREASES) IN NET ASSETS FROM:
Operations:
Net investment income	$35,822
Net realized loss on investment in securities, securities sold short and futures contracts	(137,776)
Net change in unrealized appreciation on investment in securities, securities sold short, foreign currency transactions and futures contracts	973,053

Net increase in net assets resulting from operations	871,099

Capital Share Transactions:
Class I
Proceeds from shares sold	31,874,310
Cost of shares reacquired	(2,598,968)

Net increase from capital share transactions	29,275,342

Class N
Proceeds from shares sold	11,838,014
Cost of shares reacquired	(119,449)

Net increase from capital share transactions	11,718,565

Net increase in net assets resulting from share transactions	40,993,907

NET ASSETS:
Beginning of period	100,000

End of period	$41,965,006

Changes in Shares Outstanding:
Class I
Shares outstanding, beginning of period	—
Shares sold	3,101,458
Shares reacquired	(250,594)

Shares outstanding, end of period	2,850,864

Class N
Shares outstanding, beginning of period	10,000
Shares sold	1,158,130
Shares reacquired	(11,518)

Shares outstanding, end of period	1,156,612

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Statement of Cash Flows

June 30, 2009 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$871,099
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(45,202,806)
Payments to cover short securities	(8,736,553)
Proceeds from securities sold short	26,983,629
Proceeds from sale of securities	7,974,586
Realized gain on investment in securities	(295,462)
Realized loss on securities sold short	330,557
Realized loss on futures contracts	102,681
Unrealized appreciation on investment in securities	(1,782,994)
Unrealized depreciation on securities sold short	822,313
Unrealized appreciation on futures contracts	(10,603)
Unrealized appreciation on foreign currency transactions	(1,769)
Net amortization/accretion of premiums and discounts on debt instruments	5,929
Increases in operating assets:
Deposits with broker for securities sold short	(16,884,260)
Receivable from securities sold	(2,017,679)
Segregated cash for securities sold short	(1,594,345)
Dividends and interest	(132,321)
Receivable from adviser	(27,674)
Receivable for margin deposits on futures contracts	(791,886)
Increases in operating liabilities:
Receivable from securities purchased	1,420,968
Accrued dividends payable	6,866
Accrued Trustees fees	8,612
Other accrued expenses	63,596

Net cash used in operating activities	(38,887,516)

Cash flows from financing activities:
Subscriptions of Shares	43,152,724
Reacquired Shares	(2,705,811)

Net cash provided by financing activities	40,446,913

Net change in cash	1,559,397

Cash, beginning of period	100,000

Cash, end of period	$1,659,397

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Financial Highlights

For the period January 15, 20091 to June 30, 2009 (Unaudited)

	Class I	Class N
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.00	$10.00

Net investment income[2]	0.02	0.01
Net realized and unrealized gain on investment in securities, securities sold short, foreign currency transactions and futures contracts	0.46	0.45

Net increase in net assets value from operations	0.48	0.46

Net asset value, end of period	$10.48	$10.46

NET ASSET VALUE, TOTAL RETURN[3]	4.80%	4.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$29,865	$12,100
Ratios to average net assets of:
Expenses, net of reimbursements and/or waivers[4]	1.77%	2.07%
Expenses, net of reimbursements and/or waivers (excluding dividend short expenses of $47,167)[4]	1.20%	1.50%
Expenses, before reimbursements and/or waivers[4]	5.71%	6.55%
Net investment income, net of reimbursements and/or waivers[4]	0.51%	0.26%
Portfolio turnover rate[5]	42%	42%

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.
4	Annualized.
5	Portfolio turnover is not annualized.

The accompanying notes are an integral part of these financial statements.

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is a diversified, open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2009, the Trust consisted of one active series, the AQR Diversified Arbitrage Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class (“Class I”) and the Investor Class (“Class N”) shares. Both classes have equal rights and voting privileges, except in matters affecting a single class.

The investment objective of the Fund is to seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the Absolute Return Benchmark) using “alternative investment” strategies such as merger arbitrage, convertible arbitrage, other forms of arbitrage (including, but not limited to, “when-issued trading” arbitrage, “stub-trading” arbitrage and “dual-class” arbitrage) and other types of non-arbitrage “alternative” investment strategies. The Fund commenced operations on January 15, 2009.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Use of Estimates: The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation: The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

Securities Valuation: The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. The Fund values debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value.

The Fund may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Fund’s Board of Trustees.

Convertible Securities — The Fund may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: The Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Fund’s prime broker and custodian. The Fund is subject to credit risk should the prime broker be unable to meet its obligations to the Fund.

Futures Contracts: The Fund invests in futures contracts (“futures”) in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Fund holds. No price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and the Fund will realize a loss or gain.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. Another risk lies in that the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. Additionally, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Security Transactions: Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

Federal Income Taxes: The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken by the Fund and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2009, the Fund has no examinations in progress.

The Fund has concluded that the adoption of FIN 48, effective since the inception of the fund, resulted in no effect to the Fund’s financial positions or results of operations. There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

At June 30, 2009, the cost of investments and net unrealized appreciation/(depreciation) were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$18,849,811	$2,977,176	$(2,016,495)	$960,681

Income and Expenses: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is accrued using the yield method. The Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. All shareholders bear the common expenses of the Fund and are allocated income and realized and unrealized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Shareholders of each class also bear certain expenses that pertain to that particular class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders: The Fund intends to pay dividends from substantially all of its net investment income and distribute net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with income tax regulations which may differ from GAAP. Distributions to shareholders will be recorded on the ex-dividend date.

Indemnification: In the normal course of business, the Fund may enter into various agreements that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

3. Fair Value Measurements

In September 2006, FASB issued Statement of Financial Accounting Standard (“SFAS”) No. 157, “Fair Value Measurements,” (“FAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

FAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. Level 1 includes valuations based on quoted prices of securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include independent broker quotes, closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the fund’s own assumptions in determining the fair value of the investment.

The FASB Staff Position No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”), provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly and outlines additional disclosure based on investment type.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments at June 30, 2009:

	Quoted Prices in Active Market (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Totals
ASSETS
Common Stocks	$16,964,121	$—	$—	$16,964,121
Convertible Preferred Stocks	141,580	—	—	141,580
Corporate Bond	—	29,500	—	29,500
Convertible Bonds	—	19,921,293	—	19,921,293
Closed-End Funds	2,153,944	—	—	2,153,944
Futures Contracts*	19,840	—	—	19,840

Total Assets	$19,279,485	$19,950,793	$—	$39,230,278

	Quoted Prices in Active Market (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Totals
LIABILITIES
Common Stocks (Sold Short)	$(19,399,946)	$—	$—	$(19,399,946)
Futures Contracts*	(9,237)	—	—	(9,237)

Total Liabilities	$(19,409,183)	$—	$—	$(19,409,183)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation/(depreciation) on the instrument.

4. Investment Transactions

During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of investments (excluding foreign currency contracts and futures contracts) were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$45,202,806	$7,974,586	$26,983,629	$8,736,553

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

5. Derivative Instruments and Hedging Activities

On March 19, 2008, FASB released FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted FAS 161 on January 15, 2009, and has determined that the application of this Statement did not have any impact on its results of operation and financial position.

The following is a summary of the fair value of the derivative instruments utilized by the Fund, categorized by risk exposure, as of June 30, 2009:

Derivative Instruments	Asset Derivatives*	Liability Derivatives	Net Derivatives*
Futures Contracts	$59,033	$(9,237)	$49,796

*	Fair values of derivative instruments include variation margin receivable/payable for futures as of June 30, 2009.

The following is a summary of the realized gains and losses of the derivative instruments utilized by the Fund, categorized by risk exposure as of June 30, 2009:

Derivative Instruments	Realized Gains (Losses) of Derivative Instruments
Futures Contracts	$(102,681)

The following is a summary of the unrealized gains and losses of the derivative instruments utilized by the Fund, categorized by risk exposure as of June 30, 2009:

Derivative Instruments	Unrealized Gains (Losses) of Derivative Instruments
Futures Contracts	$10,603

Futures contracts are primarily utilized to hedge interest rate and equity market exposure.

6. Investment Advisory and Other Agreements

AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement entered into by the Trust, on behalf of the Fund, dated December 4, 2008, as amended from time to time. Per the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day investment decisions for the Fund, and manages the Fund’s investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the Fund, subject to its obligation to seek best execution. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Fund. Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at an annual rate of 0.70% of the average daily net assets.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse the Fund at least through April 30, 2010 to the extent that

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

the total annual fund operating expense ratios for Class I and Class N shares exceed 1.20% and 1.50%, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. The Trust, in turn, agreed that it will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the assets of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable Maximum Permitted Rate. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the period ended June 30, 2009, the Adviser waived and reimbursed the following fees:

Share Class	Fees Waived	Fees Reimbursed	Fees Waived and Reimbursed
Class I	$58,504	$172,018	$230,522
Class N	25,273	82,578	107,851

Totals	$83,777	$254,596	$338,373

The Trust and the Adviser have retained CNH Partners, LLC (“CNH”), an affiliate of the Adviser, to serve as an investment sub-adviser to the Fund. Pursuant to the Sub-Advisory Agreement between CNH, the Adviser and the Trust, the Adviser will pay CNH an annual fee, payable quarterly, at the annual rate of 0.70% of the Fund’s average daily net assets.

Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent. ALPS Fund Services, Inc. serves as the Fund’s Transfer Agent, and ALPS Distributors, Inc. serves as the Fund’s Distributor.

7. Distribution and Service Plans

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Fund. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Fund.

Pursuant to the Shareholder Services Agreement, the Adviser receives an annual fee, payable monthly, at the annual rate of 0.30% and 0.35% of the average daily net assets of the Class I and Class N shares, respectively. The Adviser also provides a wide range of services to the Fund and their shareholders under a separate Shareholder Services Agreement. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. In addition, the Adviser may, from time to time, compensate third parties (including financial intermediaries) from the fees the Adviser receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the Fund.

AQR DIVERSIFIED ARBITRAGE FUND

Notes to Financial Statements

June 30, 2009 (Unaudited)

8. Purchases and Redemption of Shares

Investors may purchase shares of the Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Redemption requests will be processed at the next NAV calculated after the Fund, its Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern Time), proceeds will normally be wired to the shareholder within three business days, provided that the Fund’s Custodian is also open for business. The Fund reserves the right to charge a redemption fee of 1% of redemption proceeds on Class I and Class N shares held for 60 days or less. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders.

9. Accounting Pronouncements

The Fund has adopted Statement of Financial Accounting Standard No. 162 “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statement of nongovernmental entities that are presented in conformity with GAAP in the United States. SFAS 162 became effective on November 15, 2008. Management has evaluated SFAS 162, which does not materially impact the Fund’s financial statements.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. 133-1 (“FSP 133-1”) and FASB Interpretation Number (“FIN”) 45-4 (“FIN 45-4”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 (“FAS 133”) and FASB Interpretation No. 45 (“FIN 45”). FSP 133-1 is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FAS 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. FIN 45-4 amends FIN 45, Guarantor’s Accounting and disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 are effective for reporting periods (annual or interim) ending after November 15, 2008. Adoption of this position had no impact on the Fund’s disclosures.

On May 28, 2009, FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.

10. Subsequent Events

In accordance with the provisions set forth in FAS 165, adopted by the Fund as of May 28, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

AQR DIVERSIFIED ARBITRAGE

Trustees and Officers

June 30, 2009 (Unaudited)

The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser and the Fund’s administrator, subject always to the investment objectives and policies of the Fund and to general supervision of the Board of Trustees.

Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is 2 Greenwich Plaza, Third Floor, Greenwich CT 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Timothy K. Armour, 1948	Trustee, since 2008	Retired (since 2008); prior thereto, Managing Director, Morningstar Inc.	1	Janus Capital Group; AARP Services

Steven Grenadier, 1964	Trustee, since 2008	Professor of Finance, Stanford University (since 1992)	1	E*TRADE Funds; Nicholas Applegate Funds

L. Joe Moravy, 1950	Trustee, since 2008	Retired (since 2008); prior thereto, Partner, Ernst & Young LLP	1	N/A

Interested Trustee

John M. Liew, Ph.D., 1967	Chairman of the Board, since 2008	Founding Principal, AQR Capital Management LLC (since 1998)	1	N/A

Officers

Marco Hanig, 1958	President, since 2008	Vice President, AQR Capital Management LLC (since 2008); prior thereto, Principal, William Blair & Company, L.L.C.

John B. Howard, 1969	Treasurer, since 2008	Principal, AQR Capital Management LLC (since 2007); prior thereto, Chief Financial Officer, Knight Capital Group

Brendan R. Kalb, 1975	Secretary, since 2008	Vice President, AQR Capital Management LLC (since 2004)

Board Approval of Investment Advisory and Sub-advisory Agreements

Introduction

The Board of Trustees (the “Board,” members of which are referred to as “Trustees”) of each series of the AQR Funds (collectively, the “Funds,”), including the Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) of the Funds or its separate Series (“Independent Trustees”), approved the initial Investment Advisory Agreement (“Advisory Agreement”) between each Fund and AQR Capital Management, LLC (“AQR”) at an in-person meeting held on November 25, 2008. Along with the Advisory Agreement, the Board also approved the initial Investment Sub-advisory Agreement (“Sub-advisory Agreement”), on behalf of the AQR Diversified Arbitrage Fund (“DAF”), with CNH Partners, LLC (“CNH”).

Approval Process

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed, and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the Advisory Agreement and Sub-advisory Agreement. These materials included (a) memos drafted by AQR and CNH, describing personnel and services provided to the Funds; (b) private fund and composite performance summaries for strategies relevant to consideration of the Advisory Agreement; (c) information independently compiled and prepared by Lipper, Inc. (“Lipper”) relating to the proposed Fund fees and expenses; (d) a discussion of AQR and CNH financial statements; and (e) a discussion of the AQR and CNH compliance programs and their regulatory exam histories.

In determining whether to approve the Advisory Agreement and Sub-advisory Agreement, the Board, including the Independent Trustees, considered the nature, extent and quality of the services to be provided by AQR and CNH; the costs of providing those services, including comparative information on fees and expenses; the profitability to AQR and CNH from their relationship with the Funds; whether the fee levels reflect economies of scale; and, if applicable, the performance history of any Fund.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement and the Sub-advisory Agreement:

The nature, extent and quality of the services to be provided by AQR and CNH. In connection with the nature and quality of the investment advisory and sub-advisory services to be provided to the Funds, the Board reviewed information regarding AQR’s investment philosophy, which is based on the fundamental concepts of value and momentum. AQR noted that its investment process is common to each Fund. The Board also reviewed a description of CNH’s investment process for the two main types of arbitrage strategies utilized by DAF: merger arbitrage and convertible arbitrage.

The Board then reviewed the extent of the advisory and sub-advisory services, which include the selection, trading and holding of portfolio securities and other investments by the Funds, consistent with the investment objectives, investment policies, investment restrictions, and risk controls for each Fund. The Board also reviewed a wide range of services provided to the Fund’s shareholders under a Shareholder Services Agreement with AQR. These services include access to performance information reporting, analysis and explanations of Fund reports, and electronic access to Fund information.

The Board considered information about how portfolio managers are compensated by AQR and CNH. They were advised that the firms employ a team-based approach in which all employees are compensated based on the firms’ overall performance.

The Board also reviewed the qualifications of both AQR and CNH as advisors. Finally, the Independent Trustees had an opportunity to meet in Executive Session separately with counsel and then with representatives of AQR and CNH, including Clifford Asness, Managing and Founding Principal of AQR, and John Liew, Founding

Principal of AQR and one of the Funds’ Trustees. The Independent Trustees concluded that AQR’s and CNH’s personnel and management are experienced and can be expected to provide a high level of service to each Fund.

The costs of services to be provided by AQR and CNH. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to AQR pursuant to the Advisory Agreement and to CNH pursuant to the Sub-advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Funds’ expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board was advised that the advisory fees will be at or below the median of comparable funds and that the total fees and estimated expenses for each Fund were at the 66th percentile or better in each case, once the contractual fee waivers and reimbursements were reflected. Management provided data about the investment management fees for AQR-managed hedge funds and the investment advisory fees for AQR’s separately managed accounts.

In connection with the CNH sub-advisory fee, the Board was informed that the subadviser receives compensation for making day-to-day investment decisions, while the adviser receives compensation for the selection and supervision of the subadviser, as well as providing administrative support to the Funds. Here, the Board noted that in addition to the attractive advisory fee for this type of fund, CNH brings extensive experience to managing a unique product like the Diversified Arbitrage Fund, which has very few peers in the market. The Board also considered that the sub-advisory fee will be paid by AQR out of its management fee and not by the Fund.

Profits to be realized by AQR and CNH from their relationship to the Funds. The Board did not receive any information regarding the profitability of AQR or CNH with respect to the Funds’ activities, as the Funds had not yet commenced operation. In the future, both AQR and CNH will provide to the Board an annual estimate of their profitability with respect to Funds-related activities. The Board recognized that since AQR and CNH manage other accounts in addition to the Funds, estimates will invariably involve cost allocations based on judgment.

The Board also reviewed AQR’s and CNH’s unaudited financial statements. The purpose of the review was to help the Independent Trustees determine whether the firms had the necessary resources to provide high quality services to the Funds.

The Board concluded that, for each Fund, the advisory and for DAF sub-advisory fee is acceptable.

Investment Performance. Because the Funds are newly formed, the Board did not consider the investment performance of any Fund.

However, the Board did discuss the prior performance of the privately placed AQR International Equity Fund, L.P. and AQR Global Equity Fund, L.P., each of which is proposed to be reorganized with and into the corresponding registered AQR International Equity Fund and AQR Global Equity Fund, and which is shown in the Funds’ Prospectus.

The Board concluded that AQR and CNH have the expertise and personnel to manage the Funds consistent with their investment objectives, policies and strategies.

Economies of Scale as Funds Grow. The Board noted that the Funds do not have breakpoints on their advisory or sub-advisory fees that would allow investors to benefit directly in the form of lower fees as fund assets grow. However, Management presented information to show that the fees were already set at a level that is competitive even relative to funds of much larger scale.

Other Factors. The Board also received information regarding AQR’s and CNH’s brokerage and soft dollar practices. The Board considered that AQR and CNH will be responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board noted that neither AQR nor CNH presently intend to make use of soft dollars to acquire third-party research.

Conclusion

Fund counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the terms of the Advisory Agreement and Sub-advisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds’ shareholders.

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator & Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10036

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2009 (available by August 31, 2009) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

AQR | FUNDS

P.O. Box 2248
Denver, CO 80201-2248
1-866-290-2688
www.aqrfunds.com

Item 2.	Code of Ethics.

Not applicable for the semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for the semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for the semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for the semi-annual reporting period.

Item 6.	Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12.	Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  AQR Funds

By:	/s/ Marco Hanig
Marco Hanig, Principal Executive Officer

Date:	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant:  AQR Funds

By:	/s/ Marco Hanig
Marco Hanig, Principal Executive Officer

Date:	August 28, 2009

By:	/s/ John B. Howard
John B. Howard, Principal Financial Officer

Date:	August 28, 2009